                                                                Exhibit 10.18(d)

                        THIRD AMENDMENT TO NOTE PURCHASE
                             AND EXCHANGE AGREEMENT


         This THIRD AMENDMENT (this "Third Amendment") is made as of this 28th day of December, 1995, between Falcon Telecable, a California limited partnership (the "Company"), AUSA Life Insurance Company, Inc. and MONY Life Insurance Company of America (the "Purchasers").

         WHEREAS, by a Note Purchase and Exchange Agreement dated as of October 21, 1991, as heretofore amended, (the "Agreement"), between the Company and The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Company issued its 11.56% Series A Subordinated Notes due March 31, 2001 and its 11.56% Series B Subordinated Notes due March 31, 2001 (collectively, the "Notes"); and

         WHEREAS, the Purchasers are the holders of the entire outstanding principal amount of the Notes; and

         WHEREAS, the Company and the Purchasers wish to amend the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants set out herein, the parties hereto agree as follows:

         1.       Section 7 of the Agreement is amended as follows:

                  a.       Section 7.19 is amended to read as follows:

                           "7.19 Compliance With Bank Credit Agreement. The
                  Company shall comply, and shall cause the Restricted Companies to comply, with each of the covenants contained in Section 7 of the Bank Credit Agreement (other than Sections 7.5.2 and 7.15) as in effect on the Third Amendment Closing Date (except as such covenants may be amended pursuant to Section 7.20 below, other than those set forth in the immediately following paragraph), a copy of which is attached hereto as Exhibit E. All references therein to Lenders, Managing Agent and similar Persons shall be
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                  deemed, for purposes of this Agreement, to be the holders of the Notes."

                  For purposes of this Agreement, the incorporated provisions of Sections 7.5.1, 7.5.3 and 7.5.4 of the Bank Credit Agreement (as defined in
Section 3 below) are amended to read as follows and shall not be subject to amendment or modification without the consent of the holders of the Notes:

                           "Consolidated Total Debt to Consolidated Annualized
                  Operating Cash Flow. Consolidated Total Debt shall not on any date exceed the percentage indicated in the table below of Consolidated Annualized Operating Cash Flow for the period of three consecutive months then most recently ended for which financial statements have been (or are required to have been) furnished in accordance with Section 8:

Date                                                       Percentage
----                                                       ----------
Third Amendment Closing Date
     through June 29, 1996                                    615%
June 30, 1996 through
     December 30, 1996                                        600%
December 31, 1996 through
     June 29, 1997                                            575%
June 30, 1997 through
     September 29, 1997                                       550%
September 30, 1997 through
     June 29, 1998                                            540%
June 30, 1998 through
     December 30, 1998                                        500%
December 31, 1998 through
     June 29, 1999                                            475%
June 30, 1999 through
     December 30, 1999                                        425%
December 31, 1999 through
     June 29, 2000                                            400%


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
June 30, 2000 through
     December 30, 2000                                        340%
December 31, 2000 and                                         310%
     thereafter

                           Consolidated Annualized Operating Cash Flow to
                  Consolidated Pro Forma Debt Service. As of the last day of each month, Consolidated Annualized Operating Cash Flow for the period of three consecutive months ended on such date shall exceed 105% of Consolidated Pro Forma Debt Service for the period of twelve consecutive months beginning immediately after such date.

                           Consolidated Operating Cash Flow Plus Cash and Cash
                  Equivalents to Consolidated Total Fixed Charges. As of the last day of each month commencing March 31, 1999, the sum of
                  (a) Consolidated Operating Cash Flow for the period of twelve consecutive months ended on such date plus (b) the lesser of
                  (i) cash and Cash Equivalents owned by the Restricted Companies as of such date determined in accordance with GAAP on a Consolidated basis or (ii) $1,250,000 shall exceed 95% of Consolidated Total Fixed Charges for such period."

         2. Section 9 of the Agreement is amended as follows:

                  (a)      Section 9.1(c) is amended to read as follows:

                           "(c) the Company fails to perform or observe any
                  covenant or condition contained in Section 2.2, Section 7.20,
                  Section 7.21, or, to the extent resulting from a failure to comply with Section 7.5 through Section 7.12, inclusive,
                  Section 7.14, Section 7.15 or Section 7.17 of the Bank Credit Agreement (as and to the extent modified and incorporated herein);"

                  (b) The incorporation by reference of Sections 10.1.3, 10.1.6,
10.1.8 and 10.1.9 of the Bank Credit Agreement into Section 9 is hereby deleted. Sections 9.1.5, 9.1.6, 9.1.8 and 9.1.9 of the Bank Credit Agreement are incorporated into Section 9 of the


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Agreement by reference; such provisions are subject to amendment or modification only with the consent of the holders of the Notes.

         3. Section 11.1 of the Agreement is amended by incorporating by reference each of the definitions set forth in Section 1 of the Bank Credit Agreement (as defined in this Section 11 below) as in effect on the Third Amendment Closing Date (as defined in this Section 11 below) (except as such definitions are amended pursuant to Section 7.20 of the Agreement) to the extent such definitions are referred to in, or are necessary to construe or further define the provisions and terms of the Bank Credit Agreement incorporated herein, provided, that, all references therein to Lenders, Administrative Agent, Managing Agent or similar Persons shall be deemed, for purposes of this Agreement, to be the holders of Notes. To the extent that any definition so incorporated by reference from the Bank Credit Agreement shall conflict with, or be inconsistent with, any existing definition in the Agreement, the definition so incorporated by reference shall prevail. In addition, the following are added or substituted for existing definitions:

                  "'Bank Credit Agreement' means the Credit Agreement dated as of December 28, 1995, among the Company and other borrowers and guarantors thereunder, the banks signatory thereto as lenders and The First National Bank of Boston, as managing agent, a copy of which is attached hereto as Exhibit E, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to effect the refunding or refinancing of the indebtedness outstanding thereunder.

                  'Bank Pledge Agreement' means the Pledge and Subordination Agreement dated as of December 28, 1995 among Holding, L.P., Holding, Inc., the Guarantors and The First National Bank of Boston, as managing agent, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to reflect the refunding or refinancing of the indebtedness outstanding under the Bank Credit Agreement.

                  'Third Amendment Closing Date' means the date described in
         Section 4 of the Third Amendment.

                  'Third Amendment' means that certain Third Amendment to Note Purchase and Exchange Agreement dated December 28, 1995 between the Company and the Purchasers."


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                  There is hereby added to the Agreement a revised Exhibit E which shall be in the form of Exhibit A to this Third Amendment. The Bank Credit Agreement is set forth in Exhibit A to this Third Amendment.

         4. The following are conditions precedent to the effectiveness of this Third Amendment. The date on which all such conditions are met (or waived by the Purchasers) shall be referred to herein as the "Third Amendment Closing Date".

                  (a) The transactions contemplated by the Bank Credit Agreement to be completed on the Initial Closing Date (as defined in the Bank Credit Agreement) shall be completed and all conditions theretofore shall have been fulfilled and the Bank Credit Agreement shall be in full force and effect.

                  (b) All representations and warranties set forth in Section 8 of the Bank Credit Agreement shall be true and correct as of the Closing Date, and each of the Purchasers shall have received a certificate from an authorized officer of each Person making such representations stating that such representations and warranties are true and correct, stating that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Third Amendment and consummating the transactions contemplated herein.

                  (c) The Ninth Amendment to Note Purchase and Exchange Agreement dated as of December 28, 1995 (the "Ninth Amendment") between Falcon Cablevision and AUSA Life Insurance Company, Inc. shall have been executed and delivered by all parties thereto.

                  (d) The Purchasers shall have received from Weinstein, Boldt, Racine & Halfhide counsel to the Company and the Restricted Companies (as such term is defined in the Bank Credit Agreement), an opinion addressed to the Purchasers to the effect and in the form of opinion attached hereto as Exhibit B.

                  (e) The Purchasers shall have received evidence satisfactory to the Purchasers (which may be a satisfactory opinion of counsel) that the Restricted Companies have received all necessary regulatory approvals required in connection with the transactions contemplated by the Bank Credit


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         Agreement, this Third Amendment and the Ninth Amendment, with respect to franchises covering at least 80% of the subscribers in cable systems owned or operated by Falcon First, Inc.

                  (f) The fees and expenses incurred by the Purchasers in connection with this Third Amendment and the Ninth Amendment, including the fees and disbursements of counsel to the Purchasers, shall have been paid, or the Company shall have agreed to pay such amounts within 10 days of receipt of an invoice therefor.

                  (g) The Purchasers shall have received such certificates and other evidence as they may reasonably request with respect to the due authorization and the taking of all necessary corporate and partnership action in connection with the execution and delivery by the Company, Holding, L.P. and Holding, Inc. of the agreements and instruments contemplated by this Third Amendment.

                  (h) All proceedings taken in connection with this Third Amendment and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

         5. Each party hereby represents to the other that the individuals executing this Third Amendment on its behalf are the duly appointed signatories of the respective parties to this Third Amendment and that they are authorized to execute this Third Amendment by or on behalf of the respective party for whom they are signing and to take any and all action required by the terms of the Third Amendment.

         6. Except as amended hereby, the Agreement remains unchanged and, as amended hereby, the Agreement remains in full force and effect. The Company hereby reaffirms all of its obligations and undertakings under the Agreement as amended hereby, and the Notes (as such term is defined in the Agreement), as amended hereby. All references to the Agreement, the 11.56% Series A Subordinated Notes (as defined in the Agreement) and the 11.56% Series B Subordinated Notes (as defined in the Agreement) shall mean the Agreement and such Notes as amended by this Third Amendment.


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         7. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.

                     [Remainder of page intentionally blank;
                          next page is signature page.]


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         IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Note Purchase and Exchange Agreement as of the date first written above.


                              FALCON TELECABLE, A CALIFORNIA
                              LIMITED PARTNERSHIP

                              By: Falcon Telecable Investors Group Ltd., a California limited partnership,
                                       Its General Partner

                              By:      Falcon Holding Group, Inc.
                                       a California corporation,
                                       Its General Partner

                              By:      /s/ Michael K. Menerey
                                       MICHAEL K. MENEREY
                                       Chief Financial Officer


                              AUSA LIFE INSURANCE COMPANY, INC.

                              By:      /s/ Donald W. Chamberlain
                                       Title: Vice President


                              MONY LIFE INSURANCE COMPANY OF
                              AMERICA


                              By:     /s/ Peter W. Oliver
                                       Title: Authorized Agent


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         IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Note Purchase and Exchange Agreement as of the date first written above.

                              FALCON TELECABLE, A CALIFORNIA
                              LIMITED PARTNERSHIP

                              By: Falcon Telecable Investors Group Ltd., a California limited partnership,
                                       Its General Partner

                              By:      Falcon Holding Group, Inc.
                                       a California corporation,
                                       Its General Partner


                              By:
                                       MICHAEL K. MENEREY
                                       Chief Financial Officer


                              AUSA LIFE INSURANCE COMPANY, INC.


                              By:
                                       Title:


                              MONY LIFE INSURANCE COMPANY OF
                              AMERICA


                              By:
                                       Title:


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